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費用歸屬：☐營運中心 ☐財控中心 ☐總裁　　2020 年 6 月 2 日

項目及說明	金額	稅額	合計	※付款※
支付 CDC A/P-2019	USD		60,000	財務主管
(用以換匯)				
合　計			60,000	出　納

金額：☐新台幣 ☐人民幣 ☑美金　　0 拾 陸 萬 0 仟 0 佰 0 拾 0 元整

付款條件：☐現金 ☐支票 ☐匯款　　票期：　天　　應付日：

支付對象：　　備註：

領款人

※請款※	核示		主管		請款人	
				6/2

Continental Development Corporation

Bnitannia House, 22, 2nd Floor, Cator Road Bandar Seri Begawan BS 8811, Brunei Darussalam

COMMERCIAL INVOICE

INVOICE NO.:

INVOICE Date: Oct 1, 2019 TO : Vivic corp.

187 E Warm spring Road, PMB#B450, Las Vegas, NV 89119.

Attn.: Accounts Department

	Item Description	Amount (USD)	Noted
Cl-01	Consulting service fee — Consultancy on human resources, finance, administration and IT for the period from October 1 to December 31, 2019.	$ 60,000.00
	TOTAL IN WORDS	US Dollars Sixty Thousand Only

Payment Method :

Beneficiary Account Name: Continental Development Corporation,

Beneficiary Bank Account Number: 222141003537

Swift Code: CTCBTWTPXXX

Bank: CTBC Bank co., Ltd.

Beneficiaw Bank Address: Offshore Banking Unit, 4F, 3 sung Shou Road, Taipei, TAIWAN, R.O.C.

ISSUED BY

Continental Development Corporation,

Signature(s)

Continental Development Corporation

Bnitannia House, 22, 2nd Floor, Cator Road Bandar Seri Begawan BS 881 1, Brunei Darussalam

Service Agreement

This Agreement is made on October I, 2019 and effective for the period from October I to December 3 L, 2019 between:-

Party A: Continental Development Corporation, located at Bnitannia House, 22, 2nd Floor, Cator Road

Bandar Seri Begawan BS 8811, Brunei Darussalam and

Party B: Vivic Corp, located at 187 E Warm Spring Road, PMB#B450, Las Vegas, NV 89119.

Service Rendered

Party A offers services to Party B across all areas of business — from human resources, finance, administration and IT.

Service Fee

The service fee is US DOLLAR SIXTY THOUSAND (USD 60,000) from October 1 to December 31, 2019.

Tennination of Agreement

Termination of this agreement can be made by giving 30 calendar days written notice to each other or agreed by both parties.

Others

Other issues not mentioned in this agreement will refer to the Law in Taiwan or be agreed by both parties.

Party A:

For and on behalf of

Continental Development Corporation

For and on behalf of

Continental

Signature(s)

De.velcpme:it

Director: HSU Cheng Hsing

Party B:

For and on behalf of Vivic Corp.

For and on behalf of

ION

VI

duthoriscdSi alure(s)

Director: Kung Yun-Kuang